UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2019

GENMARK DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34753	27-2053069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5964 La Place Court

Carlsbad, California 92008

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (760) 448-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GNMK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2019, GenMark Diagnostics, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Canaccord Genuity LLC (“Canaccord”) to sell shares of its common stock, par value $0.0001 (the “Common Stock”), having an aggregate offering price of up to $35,000,000 (the “Shares”) from time to time, through an “at-the-market offering” program (the “ATM Offering”) under which Canaccord will act as sales agent.

The Company is not obligated to sell any Shares under the Agreement. Subject to the terms and conditions of the Agreement, Canaccord will use commercially reasonable efforts to sell on the Company’s behalf all of the Common Stock requested to be sold by the Company, consistent with its normal trading and sales practices, upon the Company’s instructions, including any price, time or size limits specified by the Company. Under the Agreement, Canaccord may sell Shares by any method deemed to be an “at-the-market” offering as defined in Rule 415 under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any other method permitted by law, including in privately negotiated transactions. Canaccord’s obligations to sell Shares under the Agreement are subject to the satisfaction of certain conditions. The Company will pay Canaccord a commission of 3.0% of the aggregate gross proceeds from each sale of Shares occurring pursuant to the Agreement, if any. The Company has also agreed to reimburse Canaccord for legal fees and disbursements, not to exceed $25,000 in the aggregate, in connection with entering into the Agreement.

The Agreement may be terminated by Canaccord or the Company at any time upon written notice to the other party, as permitted therein. The Company has also agreed pursuant to the Agreement to indemnify and provide contribution to Canaccord against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The offer and sale of the Shares will be made pursuant to the Company’s effective “shelf” registration statement on Form S-3 (File No. 333-228486), the base prospectus contained therein, dated December 7, 2018, and a prospectus supplement related to the ATM Offering, dated August 5, 2019.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report:

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US)

10.1	Equity Distribution Agreement, dated August 5, 2019, by and between GenMark Diagnostics, Inc. and Canaccord Genuity LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenMark Diagnostics, Inc.

By:	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary

Date: August 5, 2019